Supplement dated June 8, 2023 to the Natixis U.S. Equity Opportunities ETF’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2023, as may be revised or supplemented from time to time.

Natixis U.S. Equity Opportunities ETF

On June 8, 2023, the Board of Trustees of Natixis ETF Trust II (the “Trust”), on behalf of the Natixis U.S. Equity Opportunities ETF (the “Fund”), upon the recommendation of the Fund’s adviser, Natixis Advisors, LLC (“Natixis Advisors”), approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated (the “Liquidation”) on or about July 25, 2023 (“Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date.

Effective at the close of business on July 18, 2023, the Fund will no longer accept orders for the purchase of Creation Units. It is expected that July 18, 2023 will be the Fund’s last full day of trading on NYSE Arca, Inc. (“NYSE Arca”). Pursuant to this schedule, NYSE Arca is expected to halt trading in shares of the Fund after the market close on July 18, 2023.

Beginning when the Fund commences liquidation of its portfolio (expected on or around July 18, 2023), the Fund may not pursue its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders. During the time between market close on July 18, 2023 and the Liquidation Date, because the Fund’s shares will not be traded on NYSE Arca, there can be no assurance that there will be a market for the purchase or sale of the Fund’s shares.

In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders at the time of the Liquidation. Additionally, the Fund may declare and distribute to shareholders any realized capital gains and all net investment income no later than or in connection with the final Liquidation distribution. Natixis Advisors, investment manager to the Fund, may or may not, depending on the circumstances, distribute substantially all of the Fund’s net investment income and any net realized capital gains prior to the date of Liquidation.

Shareholders of the Fund may sell their shares of the Fund on NYSE Arca until the market close on July 18, 2023, and may incur customary transaction fees from their broker-dealer. Prior to the Liquidation Date, Authorized Participants may continue to submit orders to the Fund for the redemption of Creation Units. See “Buying and Selling Shares” in the Prospectus.

Although the Liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on NYSE Arca until the market close on July 18, 2023, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Taxation” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.